POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors and/or officers of Telegroup, Inc., an Iowa corporation (the "Corporation"), which anticipate filing a Form 10-K annual report pursuant to
Section 12(g) of the Securities Exchange Act of 1934 for the Corporation's fiscal year ended December 31, 1997, with the Securities and Exchange Commission hereby constitute and appoint Charles Johanson and Robert Steinberg and each of them acting individually, as his attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign said Form 10-K and any and all amendments and exhibits thereto, or other documents to be filed with the Securities and Exchange Commission pertaining thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    /s/ Fred Gratzon
-----------------------                   Chairman of the Board and Director
        Fred Gratzon

   /s/ Clifford Rees
------------------------                  Chief Executive Officer and
       Clifford Rees                      Director (Principal Executive
                                          Officer)
  /s/ Steven J. Baumgartner
---------------------------               President, Chief Operating Officer
      Steven J. Baumgartner               and Director

  /s/ Douglas A. Neish
---------------------------               Vice President-Finance, Chief
      Douglas A. Neish                    Financial Officer, and Director
                                          (Principal Financial Officer)

   /s/ Gary Korf
---------------------------                Director of Finance and Controller
       Gary Korf                          (Principal Accounting Officer)

  /s/ Ronald B. Stakland
---------------------------               Senior Vice President-International
      Ronald B. Stakland                  Marketing and Operations

 /s/ J. Sherman Henderson III
-----------------------------             Director
     J. Sherman Henderson III

 /s/ Rashi Glazer
-----------------------------             Director
    Rashi Glazer